                         AMENDMENT NO. 4
                    Dated as of July 1, 1994


                               to


                      AMENDED AND RESTATED
                 RECEIVABLES PURCHASE AGREEMENT
                    Dated as of June 24, 1993


     Sequa Receivables Corp., a New York corporation ("SRC" or the "Seller"), Sequa Corporation, a Delaware corporation (in its individual capacity and as Servicer, "Sequa") , the financial institution parties hereto (the "Purchasers") and Chemical Bank, as managing agent (the "Managing Agent") agree as follows:

     SECTION 1.  Receivables Purchase Agreement.      Reference
is made to the Amended and Restated Receivables Purchase Agreement dated as of June 24, 1993, and as amended by Amendment NO. 1 dated as of September 30, 1993, Amendment No. 2 dated as of December 1, 1993 and Amendment No. 3 dated as of December 14, 1993, among SRC, Sequa, the Managing Agent and the Purchasers (the "Receivables Purchase Agreement") . Capitalized terms used herein but not defined herein shall have the meanings ascribed thereto in the Receivables Purchase Agreement. The Receivables Purchase Agreement, as amended by this Amendment No. 4 (this "Amendment No. 411), is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.

     SECTION 2. Amendments.      Upon and after the Effective
Date (as defined in Section 4 hereof) , the Receivables Purchase
Agreement shall be amended as follows:

     (a)  Section 6 of the Amendment No. 3 to Receivables
     Purchase Agreement shall be restated in its entirety to read as follows:

          "Section 6. Deferred Fee. In connection with the execution of this Amendment No. 3, the Seller shall pay to the Managing Agent for the pro rata benefit of each










24119394.3

          Purchaser (other than an Exiting Purchaser) deferred fees equal to the product of (i) $45,000,000 and (ii)
          0.25%, payable on the last Business Day of March and June, 1994.11

     (b)  Appendix A to the Receivables Purchase Agreement is
     amended by:

          (i) deleting the definition of "Purchaser Rate" in its entirety and inserting the following definition in lieu thereof:

     "Purchaser Rate" for any Yield Period for any related Undivided Interest (or portion thereof) means (a) the Eurodollar Rate (Reserve Adjusted) for a period of one month plus 1.25% @r annum and (b) if such rate described in clause (a) is unavailable, the Alternate Base Rate in effect on such day plus 0.25%; provided, however, that on any day when any Liquidation Event shall have occurred and be continuing, the Purchaser Rate shall mean a rate per annum equal to the Alternate Base Rate in effect on such day plus 1.25% per annum.

     SECTION 3. Covenants, Representations and Warranties. (a) Each of SRC and Sequa has the power, and has taken all necessary action (including any necessary stockholder action) to authorize, execute, deliver and perform in accordance with its terms this Amendment No. 4. This Amendment No. 4 has been duly executed and delivered by SRC and Sequa and is a legal, valid and binding obligation of each such party, enforceable against such party in accordance with its terms, except as enforceability may be limited by bankruptcy,"insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally;

     (b) The execution, delivery and performance in accordance with its terms by SRC and Sequa of this Amendment No. 4 and the Receivables Purchase Agreement, as amended by this Amendment No. 4 (including, without limitation, each Reinvestment under the Receivables Purchase Agreement), do not and (absent any change in any applicable law or applicable Transaction Document) will not
(i) require any governmental approval or any other consent or approval, including any consent or approval of the stockholders of SRC or Sequa, other than consents and approvals that have been obtained, are final and not subject to review an appeal or to collateral attack and are in full force and effect, or (ii) violate or conflict with, result in a breach of, constitute a default under, or result in or require the creation of any lien upon any assets of SRC, Sequa or any originator under, (A) any Transaction Document to which SRC, Sequa or any originator is a party or by which SRC, Sequa or any Originator or any of their respective properties may be bound, the breach of which, either

24119394.3                     -2-
singly or in the aggregate with all other such breaches, would have a Materially Adverse Effect upon SRC, Sequa or any Originator, or (B) any applicable law or judgment;

     (c) Each of SRC and Sequa hereby reaffirms all agreements, covenants, representations and warranties made in the Receivables Purchase Agreement and, to the extent the same are not amended hereby, agrees that all such agreements, covenants, representations and warranties shall be deemed to have been remade as of the Effective Date. Each of SRC and Sequa hereby further represents and warrants that as of the Effective Date no event has occurred and is continuing or will result from the execution, delivery and performance by it of this Amendment No. 4 which constitutes a Liquidation Event or event which after notice or lapse of time or both, would constitute a Liquidation Event; and

     (d) Except as specifically amended herein, the Receivables Purchase Agreement shall remain in full force and effect and is hereby ratified and confirmed. The execution, delivery and effectiveness of this Amendment No. 4 shall not operate as a waiver of any right, power or remedy of the Managing Agent or any of the Purchasers under the Receivables Purchase Agreement or any other document, instrument or agreement executed and delivered in connection therewith, except specifically set forth herein.

     SECTION 4. Effective Date; Conditions to Effectiveness.
This Amendment No. 4 shall become effective as of the date first written above on the first day (the "Effective Date") on which each of the following conditions is satisfied:

     (a) The Managing Agent shall have received an officer's certificate, dated the Effective Date, in the form attached hereto as Schedule 1;

     (b) This Amendment No. 4 shall have been duly executed and delivered by SRC, Sequa and the Purchasers; and

     (c) No material adverse change has occurred in respect of the Receivables or operating or financial condition of Sequa or SRC since December 31, 1993.

     SECTION 5. Governing Law. This Amendment No. 4 shall be construed in accordance with and governed by the substantive law of the State of New York.

     SECTION 6. Headings.  Section headings in this Amendment No.
4 are included herein for convenience and reference only and shall not constitute a part of this Amendment No. 4 for any other purpose.


24119394.3                      -3-

     SECTION 7. Counterparts. This Amendment No. 4 may be executed in any number of counterparts and on separate counterparts, each of which shall be deemed to be an original and shall be binding upon the parties, their successors and assigns.

     SECTION 8. Cross-References.  References in this Amendment
No. 4 to any Section or Subsection, unless otherwise specified, refer to such Section or Subsection of this Amendment No. 4.

     SECTION 9. Instrument Pursuant to Receivables Purchase Agreement. This Amendment No. 4 is an instrument executed pursuant to the Receivables Purchase Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Receivables Purchase Agreement, including Article XIV thereof.





































24119394.3                    -4-

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 4, or caused it to be executed and delivered by their duly authorized officers, all as of the day and year first above written.

                              SEQUA RECEIVABLES CORP.,
                               as Seller



                              By
                              Name:
                              Title:


                              SEQUA CORPORATION,
                              individually and as Servicer



                              By
                              Name
                              Title:


                              CHEMICAL BANK,
                                as Managing Agent and Purchaser



                              By
                              Name:
                              Title:


                              THE BANK OF NEW YORK,
                                as Purchaser



                              By
                              Name:
                              Title:









24119394.3

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 4, or caused it to be executed and delivered by their duly authorized officers, all as of the day and year first above written.

                              SEQUA RECEIVABLES CORP.,
                                as Seller



                              By
                              Name:
                              Title:


                              SEQUA CORPORATION,
                                individually and as Servicer



                              By
                              Name:
                              Title:


                              CHEMICAL BANK,
                                as Managing Agent and Purchaser


                              By
                              Name:
                              Title:


                              THE BANK OF NEW YORK,
                                as Purchaser



                              By
                              Name:
                              Title:










24119394.3                    -5-

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 4, or caused it to be executed and delivered by their duly authorized officers, all as of the day and year first above written.

                              SEQUA RECEIVABLES CORP.,
                                as Seller



                              By
                              Name:
                              Title:


                              SEQUA CORPORATION,
                                individually and as Servicer



                              By
                              Name:
                              Title:


                              CHEMICAL BANK,
                                as Managing Agent and Purchaser



                              By
                              Name:
                              Title:


                              THE BANK OF NEW YORK,
                                as Purchaser



                              By
                              Name:
                              Title:









24119394.3

                              THE BANK OF NOVA SCOTIA,
                                as Purchaser



                              By
                              Name:
                              Title:












































24119394.3                               - 6 -

                                                     Schedule 1

                            (FORM OF]

                        SEQUA CORPORATION

                     OFFICERS'S CERTIFICATE




     I, Kenneth A. Drucker, do hereby certify that I am the duly elected and qualified Vice President and Treasurer of SEQUA CORPORATION, a Delaware corporation (the "Company"), that I am authorized to execute this Certificate, and that as of the date hereof, the following statements are true and correct. Capitalized terms used herein but not otherwise defined herein shall have the meanings assigned thereto in Appendix A to that certain Amended and Restated Receivables Purchase Agreement dated June 25, 1993, as amended by Amendment No. 1 thereto dated as of September 30, 1993, Amendment No. 2 thereto dated as of December 14, 1993, Amendment No. 3 thereto dated as of December 14, 1993 and Amendment No. 4 thereto dated as of July 1, 1994 (the "Receivables Purchase Agreement"), among the Company, Sequa Receivables Corp. ("SRC"), Chemical Bank, as Managing Agent, and the financial institution parties thereto.

         (i) The representations, warranties and covenants made by the Company and SRC in the Receivables Purchase
     Agreement and in the certificates delivered by officers of the Company or SRC (as the case may be) in connection therewith, are true and correct in all material respects on and as of the date Hereof, with the same effect as if made on the date hereof, and the Company and SRC have complied with all agreements and satisfied all conditions to be performed or satisfied on their part at or prior to the execution of Amendment No. 4 to the Receivables Purchase Agreement; and

         (ii) As of the date hereof, no event has occurred and is continuing or will result from the execution, delivery and performance by the Company or SRC of Amendment No. 4 to the Receivables Purchase Agreement which constitutes a Liquidation Event or which, after notice or lapse of time or both, would constitute a Liquidation Event.

     IN WITNESS WHEREOF, the undersigned has executed this
Certificate as of this      day of July, 1994.


                              Kenneth A. Drucker
                              Treasurer
24119394.3

                        SEQUA CORPORATION

                      OFFICER'S CERTIFICATE




     I, Kenneth A. Drucker, do hereby certify that I am the duly elected and qualified Vice President and Treasurer of SEQUA CORPORATION, a Delaware corporation (the "Company"), that I am authorized to execute this Certificate, and that as of the date hereof, the following statements are true and correct. Capitalized terms used herein but not otherwise defined herein shall have the meanings assigned thereto in Appendix A to that certain Amended and Restated Receivables Purchase Agreement dated June 25, 1993, as amended by Amendment No. 1 thereto dated as of September 30, 1993, Amendment No. 2 thereto dated as of December 14, 1993, Amendment No. 3 thereto dated as of December 14, 1993 and Amendment No. 4 thereto dated as of July 1, 1994 (the "Receivables Purchase, Agreement"), among the Company, Sequa Receivables Corp. ("SRC"), Chemical Bank, as Managing Agent, and the financial institution parties thereto.

          (i) The representations, warranties and covenants made by the Company and SRC in the Receivables Purchase Agreement and in the certificates delivered by officers of the Company or SRC (as the case may be) in connection therewith, are true and correct in all material respects on and as of the date hereof, with the -name effect as if made on the date hereof, and the Company and SRC have complied with all agreements and satisfied all conditions to be performed or satisfied on their part at or prior to the execution of Amendment No. 4 to the Receivables Purchase Agreement; and

          (ii) As of the date hereof, no event has occurred and is continuing or will result from the execution, delivery and performance by the Company or SRC of Amendment No. 4 to the Receivables Purchase Agreement which constitutes a Liquidation Event or which, after notice or lapse of time or both, would constitute a Liquidation Event.

     IN WITNESS WHEREOF, the undersigned has executed this Certificate as of this 28th day of July, 1994.




                              Kenneth A. Drucker
                              Vice President and Treasurer

                         AMENDMENT NO. 5
                    Dated as of March 3, 1995


                               to


                      AMENDED AND RESTATED
                 RECEIVABLES PURCHASE AGREEMENT
                    Dated as of June 24, 1993


     Sequa Receivables Corp., a New York corporation ("SRC" or the "Seller"), Sequa Corporation, a Delaware corporation (in its individual capacity and as Servicer, "Sequa"), the financial institution parties hereto (the "Purchasers") and Chemical Bank, as managing agent (the "Managing Agent") agree as follows:

     SECTION 1. Receivables Purchase Agreement. Reference is made to the Amended and Restated Receivables Purchase Agreement dated as of June 24, 1993, and as amended by Amendment No. 1 dated as of September 30, 1993, Amendment No. 2 dated as of December 1, 1993, Amendment No. 3 dated as of December 14, 1993, and Amendment No. 4 dated as of July 1, 1994, among SRC, Sequa, the Managing Agent and the Purchasers (the "Receivables Purchase Agreement"). Capitalized terms used herein but not defined herein shall have the meanings ascribed thereto in the Receivables Purchase Agreement. The Receivables Purchase Agreement, as amended by this Amendment No. 5 (this "Amendment No. 511), is, and shall continue to be, in full force and effect and is hereby in all respects ratified and confirmed.

     SECTION 2. Amendments.    Upon and after the Effective Date
(as defined in Section 4 hereof), the Receivables Purchase
Agreement shall be amended as follows:

          (a)    Section 5.02(e) of the Receivables Purchase
         Agreement shall be amended by replacing the figure
         "$585,000,000" in clause (i) thereof with the figure
     "$565,000,000"; and

          (b)    Section 7.03(k) of the Receivables Purchase
     Agreement shall be restated in its entirety to read as follows:

              "(k) Financial condition.  Sequa shall not permit:

                  (i)          Consolidated Net Worth at any time
             to be less than the sum of (x) $565,000,000 and (y)



24142401
             fifty percent of its Consolidated Net Income (but not less than zero), for each full fiscal quarter occurring during the period commencing January 1, 1994 and ending on the date of determination;

                  (ii)         the Consolidated Indebtedness
             Ratio at any time to be greater than 0.55 to 1; or

                  (iii)        the consolidated Fixed Charge
             Coverage Ratio on the following dates to be less than the following:

                     December 31, 1994              1.70 to 1.00
                     March 31, 1995                 1.70 to 1.00
                     June 30, 1995                  1.70 to 1.00
                     September 30, 1995             1.80 to 1.00
                     December 31, 1995              2.00 to 1.00
                     March 31, 1996                 2.25 to 1.00
                     June 30, 1996                  2.25 to 1.00
                     and thereafter                 2.50 to 1.00.

     SECTION 3. Covenants, Representations and Warranties. (a) Each of SRC and Sequa has the power, and has taken all necessary action (including any necessary stockholder action) to authorize, execute, deliver and perform in accordance with its terms this Amendment No. 5. This Amendment No. 5 has been duly executed and delivered by SRC and Sequa and is a legal, valid and binding obligation of each such party, enforceable against such party in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally;

     (b) The execution, delivery and performance in accordance with its terms by SRC and Sequa of this Amendment No. 5 and the Receivables Purchase Agreement, as amended by this Amendment No. 5 (including, without limitation, each Reinvestment under the Receivables Purchase Agreement), do not and (absent any change in any applicable law or applicable Transaction Document) will not
(i) require any governmental approval or any other consent or approval, including any consent or approval of the stockholders of SRC or Sequa, other than consents and approvals that have been obtained, are final and not subject to review on appeal or to collateral attack and are in full force and effect, or (ii) violate or conflict with, result in a breach of, constitute a default under, or result in or require the creation of any lien upon any assets of SRC, Sequa or any Originator under, (A) any Transaction Document to which SRC, Sequa or any Originator is a party or by which SRC, Sequa or any Originator or any of their respective properties may be bound, the breach of which, either singly or in the aggregate with all other such breaches, would

24142401                           -2-
have a Materially Adverse Effect upon SRC, Sequa or any Originator, or (B) any applicable law or judgment;

     (c) Each of SRC and Sequa hereby reaffirms all agreements, covenants, representations and warranties made in the Receivables Purchase Agreement and, to the extent the same are not amended hereby, agrees that all such agreements, covenants, representations and warranties shall be deemed to have been remade as of the Effective Date. Each of SRC and Sequa hereby further represents and warrants that as of the Effective Date no event has occurred and is continuing or will result from the execution, delivery and performance by it of this Amendment No. 5 which constitutes a Liquidation Event or event which after notice or lapse of time or both, would constitute a Liquidation Event; and

     (d) Except as specifically amended herein, the Receivables Purchase Agreement shall remain in full force and effect and is hereby ratified and confirmed. The execution, delivery and effectiveness of this Amendment No. 5 shall not operate as a waiver of any right, power or remedy of the Managing Agent or any of the Purchasers under the Receivables Purchase Agreement or any other document, instrument or agreement-- executed and delivered in connection therewith, except specifically set forth herein.

     SECTION 4.  Effective Date; Conditions to Effectiveness.
This Amendment No. 5 shall become effective as of the date first written above on the first day (the "Effective Date") on which each of the following conditions is satisfied:

          (a) The Managing Agent shall have received an officer's certificate, dated the Effective Date, in the form attached hereto as Schedule 1;

          (b) This Amendment No. 5 shall have been duly executed and delivered by SRC, Sequa and the Purchasers; and

          (c) No material adverse change has occurred in respect of the Receivables or operating or financial condition of Sequa or SRC since December 31, 1993.

     SECTION 5. Governing Law. This Amendment No. 5 shall be construed in accordance with and governed by the substantive law of the State of New York.

     SECTOPM 6.  Headings.  Section headings in this Amendment
No. 5 are included herein for convenience and reference only and shall not constitute a part of this Amendment No. 5 for any other purpose.


24142401                        -3-

     SECTION 7. Counterparts. This Amendment No. 5 may be executed in any number of counterparts and on separate counterparts, each of which shall be deemed to be an original and shall be binding upon the parties, their successors and assigns.

     SECTION 8.  Cross-References.  References in this Amendment
No. 5 to any Section or Subsection, unless otherwise specified, refer to such Section or Subsection of this Amendment No. 5.

     SECTION 9. Instrument Pursuant to Receivables Purchase Agreement. This Amendment No. 5 is an instrument executed pursuant to the Receivables Purchase Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Receivables Purchase Agreement, including Article XIV thereof.





































24142401                       -4-

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 5, or caused it to be executed and delivered by their duly authorized officers, all as of the day and year first above written.

                              SEQUA RECEIVABLES CORP.,
                                as Seller



                              By
                              Name:
                              Title:


                              SEQUA CORPORATION,
                                individually and as Servicer



                              By
                              Name:
                              Title:


                              CHEMICAL BANK,
                                as Managing Agent and Purchaser



                              By
                              Name:
                              Title:


                              THE BANK OF NEW YORK,
                                as Purchaser



                              By
                              Name:
                              Title:









24142401                        -5-

                              IN WITNESS WHEREOF, the parties
hereto have executed this Amendment No. 5, or caused it to be executed and delivered by their duly authorized officers, all as of the day and year first above written.

                              SEQUA RECEIVABLES CORP.,
                                as Seller



                              By
                              Name:
                              Title:


                              SEQUA CORPORATION,
                                individually and as Servicer



                              By
                              Name:
                              Title:


                              CHEMICAL BANK,
                                as Managing Agent and Purchaser



                              By
                              Name:  PETER C. ECKSTEIN
                              Title: VICE PRESIDENT


                              THE BANK OF NEW YORK,
                                as Purchaser



                              By
                              Name:
                              Title:









24142401                          -5-

                              IN WITNESS WHEREOF, the parties
hereto have executed this Amendment No. 5, or caused it to be executed and delivered by their duly authorized officers, all as of the day and year first above written.

                              SEQUA RECEIVABLES CORP.,
                                as Seller



                              By
                              Name:
                              Title:


                              SEQUA CORPORATION,
                                individually and as Servicer



                              By
                              Name:
                              Title:


                              CHEMICAL BANK,
                                as Managing Agent and Purchaser



                              By
                              Name:
                              Title:


                              THE BANK OF NEW YORK,
                                as Purchaser



                              By
                              Name:
                              Title:









24142401                           -5-

                              THE BANK OF NOVA SCOTIA,
                                as Purchaser



                              By
                              Name: John W. Campbell
                              Title: Vice President & Agent











































24142401                             -6-